EXHIBIT B2








EXHIBIT 10.47





THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS EITHER (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

Warrant No. B2-1                                     Number of Shares: 1,250,000



Date of Issuance:  As of January 27, 2004

      Provo International, Inc. f/k/a Frontline Communications Corporation
      --------------------------------------------------------------------

                          Common Stock Purchase Warrant
                          -----------------------------

                          (Void after January 27, 2006)

         Provo International, Inc. f/k/a Frontline Communications Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that Scarborough Ltd. (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of exercise of the B Warrant in connection with the Subscription Agreement between the Company and the Registered Holder, dated November 25, 2003, 1,250,000 shares of Common Stock (the "Common Stock") $0.01 par value per share, of the Company, at a purchase price of $0.01 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.


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1. Exercise; Issuance of Certificates.

         (a) Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

         (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

         (c) As soon as practicable after the exercise of this Warrant in full or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct but subject to Section 4 hereof:

              (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

              (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of Warrant Shares called for on the face of this Warrant minus the sum of the number of such shares purchased by the Registered Holder upon such exercise.

2. Adjustment of Purchase Price and Number of Warrant Shares. The Purchase Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 2.

         (a) Subdivision or Combination of Stock. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in such stock shall be paid in respect of such stock, or any transaction having substantially similar effect shall have been consummated by the Company, the Purchase Price in effect immediately prior to such transaction shall not be proportionately reduced and the number of Warrant Shares purchasable upon the exercise of this Warrant shall not change from the number stated on the face of this Warrant. If outstanding shares of the Company's Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall not be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant shall not change from the number stated on the face of this Warrant.


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


         (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as part of such Organic Change, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to such Organic Change such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         (c) When any adjustment is required to be made in the Purchase Price or the number of Warrant Shares purchasable upon exercise of this Warrant, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price or the number of Warrant Shares purchasable upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(b) above.

3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock. For purposes of the foregoing, fair market value of one share of Common Stock, shall be determined as follows:

              (i) If the Common Stock is listed on a national securities exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq system, or another nationally recognized exchange or quotation system as of the Exercise Date, the fair market value per share of the Common Stock shall be deemed to be the last reported sale price per share of the Common Stock on the Exercise Date, or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the fair market value per share shall be determined pursuant to clause (ii)).

              (ii) If the Common Stock is not listed on a national securities exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq System, or another nationally recognized exchange or quotation system on the Exercise Date, the fair market value per share shall be determined by the Company's Board of Directors in good faith.


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


4. Requirements for Transfer.

         (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act and any applicable state securities laws.

         (b) Each certificate representing this Warrant or Warrant Shares shall bear a legend substantially in the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS EITHER (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR (B) THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER."

The foregoing legend shall be removed from the certificates representing any Warrants or Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

5. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Registered Holder the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

6.       Notices of Record Date, etc.

         In case:

         (a) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or


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


         (b) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

7. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

8. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

9. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety in an amount reasonably satisfactory to the Company if requested by the Company), or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10. Transfers, etc.

              (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

              (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

              (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.


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


11. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

12. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

13. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

14. Governing Law. This Warrant will be governed by and construed in accordance with the corporate laws of the State of New York.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer thereunto duly authorized.

                                           PROVO INTERNATIONAL, INC. f/k/a
                                           FRONTLINE COMMUNICATIONS CORPORATION

                                          _____________________________________
                                          By: Stephen J. Cole-Hatchard
                                          Title:  CEO

[Corporate Seal]

ATTEST:

______/s/___________________
[      Amy Wagner-Mele]
[       Secretary     ]

                                                 Address of principal office:
                                                 One Blue Hill Plaza, 7th Floor
                                                 P.O. Box 1548
                                                 Pearl River, New York 10965




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                (SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT)




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                                                                       EXHIBIT I
                                                                       ---------

                                  PURCHASE FORM
                                  -------------

To:  Provo International, Inc. f/k/a
Frontline Communications Corporation                        Dated:______________

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. B2-1), hereby irrevocably elects to purchase ________ shares of Common Stock covered by such Warrant. The undersigned herewith makes payment of $____________, in lawful money of the United States, representing the full purchase price for such shares at the price per share provided for in such Warrant.



                                                     Signature:_________________


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                                                                      EXHIBIT II
                                                                      ----------

                                 ASSIGNMENT FORM
                                 ---------------

         FOR VALUE RECEIVED, ________________________________________hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. B2-1) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                     Address                       No. of Shares
----------------                     -------                       -------------








Dated:___________________              Signature:_______________________

Dated:___________________              Witness:_________________________




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